UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on September 20, 2016, on September 14, 2016, Sotherly Hotels Inc. (“Sotherly” or the “Company”), a Maryland corporation and the sole general partner of Sotherly Hotels LP (the “Operating Partnership” and, together with the Company and subsidiaries of the Operating Partnership, “we”, “our” and “us”), a Delaware limited partnership, entered into a Commercial Unit Purchase Agreement and a related addendum (collectively, the “Agreement”) to purchase the commercial unit of the Hyde Resort & Residences (the “Hotel”), a condominium hotel in the Hollywood, Florida market, for a price of $4.25 million from 4111 South Ocean Drive, LLC (the “Seller”).  The Agreement included the Company’s purchase of certain inventories consistent with the management and operation of the Hotel (the “Inventories”) for an additional price of approximately $0.47 million.

The Company and the Operating Partnership subsequently assigned their rights under the Agreement to certain wholly-owned indirect subsidiaries of the Operating Partnership and, on January 30, 2017, the transactions contemplated by the Agreement were completed.  In connection with the completion of the transactions contemplated by the Agreement, we acquired the commercial unit of the Hotel and the Inventories and entered into (i) a lease agreement for the 400-space parking garage, meeting rooms, and office space associated with the Hotel, and (ii) a management agreement relating to the operation and management of the Hotel condominium association.

The Hotel and the related condominium association will be managed and operated for us by MHI Hotels Services, LLC, which does business as Chesapeake Hospitality.

The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

Item 2.01Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On February 2, 2017, the Company issued a press release announcing the acquisition of the Hotel commercial unit.  A copy of the press release is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.56

Commercial Unit Purchase Agreement between Sotherly Hotels Inc. and 4111 South Ocean Drive, LLC, dated as of September 14, 2016 (incorporated by reference to the corresponding exhibit previously filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2016).

10.57

Addendum to Commercial Unit Agreement, between Sotherly Hotels Inc. and 4111 South Ocean Drive, LLC, dated as of September 14, 2016 (incorporated by reference to the corresponding exhibit previously filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2016).

99.1	Press Release of Sotherly Hotels Inc. dated February 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 2, 2017	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.56

Commercial Unit Purchase Agreement between Sotherly Hotels Inc. and 4111 South Ocean Drive, LLC, dated as of September 14, 2016 (incorporated by reference to the corresponding exhibit previously filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2016).

10.57

Addendum to Commercial Unit Agreement, between Sotherly Hotels Inc. and 4111 South Ocean Drive, LLC, dated as of September 14, 2016 (incorporated by reference to the corresponding exhibit previously filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2016).

99.1	Press Release of Sotherly Hotels Inc. dated February 2, 2017.